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                                                                   Exhibit 10.12

                             LEASE OF REAL PROPERTY

                                     BETWEEN

                        MASSACHUSETTS COLONY CORPORATION
                                      OWNER

                                       AND

                             ESP LOCK PRODUCTS, INC.
                                     TENANT


                              From the office of:

                              Erb & Erb
                              444 Main Street
                              P.O. Box 7615
                              Fitchburg, MA  01420
                              (508) 343-4856
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                               TABLE OF CONTENTS

                                                                          Page
                                                                          ----

1.    Premises...............................................................1

2.    Quiet Enjoyment........................................................1

3.    Terms..................................................................2

4.    Rent...................................................................2

5.    Payments of Rent.......................................................2

6.    Additions to Rent......................................................3

7.    Interest on Delinquent Payments........................................3

8.    Taxes and Assessments..................................................3

9.    Utilities, Septic Tank.................................................4

10.   Compliance with Law....................................................4

11.   Maintenance and Repair.................................................5

12.   Alterations............................................................5

13.   Hazardous Materials....................................................6

14.   Use....................................................................6

15.   Snow Removal...........................................................6

16.   Trash Removal..........................................................7

17.   Landscaping and Maintenance of Grounds.................................7

18.   Signs..................................................................7

19.   Liens..................................................................7

20.   Indemnification........................................................7


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21.   Condemnation and Casualty..............................................8

22.   Insurance.............................................................10

23.   Assignment and Subletting.............................................12

24.   Estoppel Certificates.................................................12

25.   Subordination of Lease to Mortgage....................................12

26.   Conditional Limitations; Default Provision............................13

27.   Additional Rights of OWNER............................................15

28.   Notices, Demands and other Instruments................................16

29.   Inspection; Showing Premises..........................................17

30.   Surrender.............................................................17

31.   Right of First Refusal................................................17

32.   Option to Purchase....................................................18

33.   Procedure Upon Purchase...............................................18

34.   Owner's Consent to Lender's Interest in Tenant's Assets...............19

35.   Separability; Binding Effect; Miscellany..............................20

SCHEDULE A - Description of Land....................................Appendix A
SCHEDULE B - Specimen Landlord's Waiver and Consent.................Appendix B
SCHEDULE C - Hazardous Materials, Remediation
                  and Indemnity Agreement...........................Appendix C


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                         SUMMARY OF PRINCIPAL PROVISIONS

      The following summary of the lease between MASSACHUSETTS COLONY CORPORATION, with an office c/o Vincent D. Spadafora, 266 Merriam Avenue, Leominster, Massachusetts 01453, hereinafter called "OWNER", and ESP LOCK PRODUCTS, INC. a Delaware Corporation, with a place of business at 375 Harvard Street, Leominster, Massachusetts 01453, hereinafter called "TENANT", is not part of the lease. This Summary is qualified in its entirety by the provisions of the lease.

OWNER:            Massachusetts Colony Corporation, with an office c/o Vincent
                  D. Spadafora, 266 Merriam Avenue, Leominster, Massachusetts 01453

TENANT: ESP Lock Products, Inc. a Delaware Corporation, with a place of business at 375 Harvard Street, Leominster, Massachusetts 01453

PREMISES:         The approximately 10.2 acres of land and the building thereon located at 375 Harvard Street, Leominster, Massachusetts

PRIMARY TERM:     From 1 June 1993 through 31 May 1998.


EXTENDED TERM:    From 1 June 1998 through 31 May 2003 - Option to extend
                  expires 30 November 1997.

RENT: Fixed Base Rent during the Primary Term is at the rate of $225,000.00 per year.

                  Fixed Base Rent during the first year of the Extended Term is at the rate of $200,000.00 per year.

                  Fixed Base Rent during each year of the second through fifth years of the Extended Term shall bear the same relation to $200,000.00 as the CPI-U for the January that precedes the lease year bears to the CPI-U for January 1998, subject to the limitation that the Fixed Base Rent for a particular lease year shall not be less than the Fixed Base Rent for the prior lease year nor more that $10,000.00 greater than the Fixed Base Rent for the prior lease year.

                  TENANT to pay/perform/purchase real estate taxes, insurance, utilities, maintenance, non-structural repairs, heat, air conditioning, electric power, water, sewage, snow removal and other similar items.

OPTION TO         TENANT has an option to purchase the Premises. TENANT also has
PURCHASE,         a right of first refusal.
RIGHT OF FIRST
REFUSAL:
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                             LEASE OF REAL PROPERTY

      MASSACHUSETTS COLONY CORPORATION, with an office c/o Vincent D. Spadafora, 266 Merriam Avenue, Leominster, Massachusetts 01453, (herein, together with its successors and assigns as lessors herein, called "OWNER"),

                                       AND

      ESP CORPORATION, a Delaware business corporation, (herein, together with any corporation succeeding thereto by consolidation, merger or acquisition of its assets substantially as an entity, called "TENANT"), soon to have an address of 375 Harvard Street, Leominster, Massachusetts 01453,

                   IN CONSIDERATION OF THE RENTS AND COVENANTS
                   HEREIN STIPULATED TO BE PAID AND PERFORMED
                   BY TENANT AND UPON THE TERMS AND CONDITIONS
                      HEREIN SPECIFIED, OWNER HEREBY LEASES
                       TO TENANT, AND TENANT HEREBY LEASES
                 FROM OWNER, THE PREMISES HEREINAFTER DESCRIBED

      1. Premises. The leased premises (the Premises) consists of (a) the approximately 10.2 acres of land described in Schedule A, (b) all buildings and other improvements now or hereafter located thereon (the Improvements) and (c) all easements rights and appurtenances relating thereto. The Premises are leased in their present condition without representation or warranty by OWNER, subject to the existing state of title, and subject to all applicable legal requirements now or hereafter in effect. TENANT has examined the Premises and title thereto and has found the same satisfactory.

      2. Quiet Enjoyment. So long as TENANT shall pay all Fixed Base Rent (as hereinafter defined) and additional rental obligations as the same become due and shall fully comply with all of the terms of this Lease and fully perform its obligations hereunder, TENANT shall peacefully and quietly have, hold and enjoy the Premises for the term hereof, free of any claim or other action by OWNER (except as provided in this Lease) or anyone claiming by, through or under OWNER other than the holder of a mortgage which by subordination of this Lease is superior to this Lease, excepting only the existing mortgage described in Paragraph 25(b). No failure to comply with the foregoing covenant during the term hereof shall give TENANT any right while TENANT is occupying the Premises to cancel or terminate this Lease or abate, reduce or make a deduction from or offset against the Fixed Base Rent or additional rental obligations or any sum payable under this Lease, or to fail to perform any other obligation of TENANT hereunder. Any sale of the Premises by OWNER shall be subject to this Lease and the rights of TENANT hereunder.
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      3. Terms. The Premises are leased for a primary term that commences on 1
June 1993 and terminates on 31 May 1998, (the Primary Term), and unless and until the term of this Lease shall expire or be terminated pursuant to any provision hereof, at TENANT'S option, for an Extended Term that commences on 1 June 1998 and terminates on 31 May 2003, (the Extended Term). TENANT shall exercise its option to extend the term of this Lease for the Extended Term by giving written notice thereof to OWNER not later than 30 November 1997. This Lease shall not be subject to termination by OWNER or by TENANT, except as expressly provided herein.

      4. Rent.

            During the Primary Term, TENANT shall pay to OWNER, or its assignee, Fixed Base Rent at the rate of $225,000.00 for each lease year.

            During the Extended Term (in the event TENANT elects such an extension), TENANT shall pay to OWNER, or its assignee, Fixed Base Rent for each lease year as follows:

            (a) The Fixed Base Rent shall be $200,000.00 for the first lease year of the Extended Term (1 June 1998 through 31 May 1999);

            (b) Fixed Base Rent for each lease year during the second through fifth lease years of the Extended Term (1 June 1999 through 31 May 2003), shall be that amount which bears the same relationship to $200,000.00 as the Consumer Price Index for all Urban Consumers (CPI-U) for the January preceding the commencement of the lease year bears to the CPI-U for January 1998, adjusted to the nearest multiple of $60.00, provided, however, that the Fixed Base Rent for a lease year shall not be less than the Fixed Base Rent for the preceding lease year nor more than $10,000.00 greater than the Fixed Base Rent for the preceding lease year.

            Provided, further, that in the event the CPI-U, or its substitute or equivalent, ceases to be compiled and published by some agency of the Government of the United States of America, OWNER and TENANT shall mutually select some other computation and publication of an index measuring inflation and, thereafter, use such other computation and publication for purposes of increasing or decreasing the rent called for herein. In the event OWNER and TENANT shall be unable to agree on such substitute computation and publication, they shall request the FIRST JUDGE of the Leominster District Court (in his non-judicial capacity) to name a qualified individual to select the necessary replacement computation and publication, with the charges for the services of such individual to be paid one-half by OWNER and one-half by TENANT.

      5. Payments of Rent. All rents shall be paid in equal monthly installments with the payment for each calendar month to be paid on or before the first day of the month. Each such payment shall be mailed or delivered to MASSACHUSETTS COLONY CORPORATION, C/O VINCENT D. SPADAFORA, 266 MERRIAM AVENUE, LEOMINSTER, MASSACHUSETTS 01453, unless and until OWNER shall notify TENANT in writing to mail or deliver the payments


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to some other entity or individual and/or some other address. Should this Lease commence other than on the first day of a month, the rent for the month in which the Lease commences shall be pro rated.

      6. Additions to Rent. All amounts which TENANT is required to pay pursuant to this Lease to OWNER or to others - other than Fixed Base Rent and amounts payable as liquidated damages pursuant to Paragraph (26) - together with every fine, penalty, interest and cost which may be added for non-payment or late payment thereof, shall constitute additional rental obligations. If TENANT shall fail to pay an additional rental obligation payable to someone other than OWNER, OWNER shall have the right, after fourteen (14) days' notice to TENANT to pay the obligation and the amount paid by OWNER shall be an additional rental obligation due OWNER. OWNER shall have the rights, powers and remedies with respect to additional rental obligations as are provided herein or by law in the case of non-payment of Fixed Base Rent.

      7. Interest on Delinquent Payments. TENANT shall pay OWNER interest at that rate which is two (2%) percent over the prevailing prime rate of interest as reported in the Wall Street Journal on (a) all overdue interest as report installments of Fixed Base Rent from the due date thereof until paid, and (b) all overdue additional rental obligations paid by OWNER on behalf of TENANT from the date of payment by OWNER until repaid by TENANT. Such interest shall be waived if the Fixed Base Rent or other additional rental obligation is paid in full (except interest) within ten (10) days of its due date. TENANT shall perform all its obligations under this Lease at its sole cost and expense, and shall pay all Fixed Base Rent and additional rental obligations when due, without notice or demand, except as provided otherwise herein.

      8. Taxes and Assessments.

            TENANT shall pay, in addition to the Fixed Base Rent:

            (a) all taxes, assessments, levies, fees, water and sewer rents and charges, all other governmental charges, general and special, excluding only income taxes and franchise taxes based on OWNER'S income, which are imposed or levied upon or assessed against the Premises at any time (including after termination of this Lease) on account of any event or a period of time that occurred, in whole or in part, after the commencement of this Lease and before the termination of this Lease. TENANT'S obligations to pay such charges shall be pro-rated if the charge is based on an event or a period of time which occurred partly before or after the commencement of this Lease or partly before or after the termination of this Lease and any holding over;

                  To provide OWNER with the funds required to pay the taxes assessed on the Premises, TENANT shall pay to OWNER on or before the first day of each month, an amount equal to eight (8%) percent of the amount of such tax for the prior fiscal year of the City of Leominster (1 July through the following 30 June). OWNER shall deposit such payments in a special interest bearing savings account registered in OWNER'S name and shall use all funds so


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deposited and the interest earned thereon solely to pay such real property taxes when and as they become due and, in the event the funds in such special account shall be less than such taxes paid, TENANT shall promptly pay the amount of the shortage to OWNER, upon OWNER demanding the same and providing evidence of the same. Conversely, if the funds in the special account shall be more than required to pay such real property taxes, OWNER shall promptly remit the excess to TENANT at the end of the Municipal Fiscal Year in question.

            (b) all premiums for the insurance required by Paragraph 22 hereof.

            TENANT shall pay, when due, directly to the entity entitled thereto, all charges for expenses (in addition to the real property taxes) for which it is responsible under the provisions of this paragraph, and will furnish OWNER with proof that it has done so, within ten (10) days after receiving a written request for such proof from the OWNER.

      9. Utilities, Septic Tank. TENANT shall pay all charges for utilities serving the Premises and for fuel used to heat the Premises. Any utility charges or fuel charges which TENANT does not pay and which OWNER pays (i) to prevent damage to the Premises (such as paying electrical power and fuel charges to maintain sufficient heat in the Premises during the winter to prevent the freezing of water pipes) or (ii) to prevent a lien attaching to OWNER'S property (such as a lien for water charges) or (iii) to release such a lien, shall constitute additional rental obligations.

            A septic system is part of the sanitary sewage disposal system that serves the Improvements. TENANT shall, at its expense, clean out the system's septic tank annually.

      10. Compliance with Law.

            (a) TENANT shall comply with and cause the Premises to comply with:

                  (i) all legal requirements applicable to the Premises or the use thereof; and

                  (ii) all contracts (including insurance policies), agreements and restrictions applicable to the Premises or the occupancy or use thereof.

            (b) TENANT will obtain and keep in full force and effect whatever governmental or regulatory approvals, consents, authorizations and/or licenses, if any, which may be required by TENANT or OWNER or any other party having an interest in the Premises in connection with the Premises or the use thereof.

            (c) OWNER represents and warrants that as of 1 June 1993 the Premises may be lawfully used for the purposes for which they were used during May 1993 and that the


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Premises are in compliance with all applicable laws, rules, regulations and ordinances of all federal, state and municipal government authorities, including but not limited to, zoning, building, health, safety, and laws concerning access by handicapped and disabled persons.

      11. Maintenance and Repair.

            (a) TENANT will, at its expense, maintain the Premises in good repair and condition, except for ordinary wear and tear. The word "Premises" as used in this paragraph includes (but is not limited to) interior walls, wall coverings, ceilings, lights, door frames, doors, windows, window glass, window frames, floor coverings - all electrical, plumbing, heating and air conditioning, wires, pipes, apparatus, equipment, machinery and fixtures in or on the Premises exterior surfaces, street entrances, parking lots, driveways, fences, exterior lighting facilities, and landscaping. TENANT shall cause all electrical, plumbing, heating, and air conditioning maintenance and repair work to be performed only by duly licensed, qualified service people. TENANT will make all foreseen and unforeseen, ordinary and extraordinary, changes and repairs which may be required to keep the Premises in good repair and condition.

            (b) OWNER shall, at its expense, make all required structural (by way of example - exterior walls, foundation, beam, members, columns and sub-floor) repairs but shall not otherwise be required to maintain or repair the Premises. OWNER may from time to time, and with a minimum of interference to the TENANT, enter the Premises in order to make repairs required of it hereunder. After making any such repairs or replacements, OWNER will, at its expense, restore the Premises to their condition prior thereto.

            (c) The roof of the building of which the Premises are a part was installed by an authorized installer of a national company or organization (the Roofing Company) and was warranted against leaks by the Roofing Company. If the roof develops a leak, TENANT shall notify OWNER and OWNER shall notify the Roofing Company's representative to repair the roof as promised in the warranty, if the Roofing Company does not repair the roof within a reasonable time, OWNER will repair the roof at its sole expense.

      12. Alterations. TENANT may, at its expense, alter the interior of the Premises, provided (i) the market value of the Premises shall not be materially lessened thereby, (ii) with reference to alterations that will cost in excess of $25,000.00, TENANT has submitted plans and specifications for the alterations to OWNER and obtained OWNER'S approval of the alterations prior to the commencement of work, which approval OWNER will not unreasonably withhold or delay, (iii) TENANT has provided builder's risk insurance acceptable to OWNER, (iv) the alterations are expeditiously completed in a good and workmanlike manner and in compliance with all applicable legal requirements and the requirements of any insurance policy required to be maintained hereunder, (v) no Improvements shall be demolished unless TENANT shall have first furnished OWNER with such surety bonds or other security acceptable to OWNER as shall be necessary to assure completion of the alterations and (vi) the Premises will not be changed from a building suitable for use as a general purpose industrial building.


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            No work shall be performed involving - and no object shall be attached to or pass through - the structural components of the Premises (exterior walls, foundation, beam, member, column, and sub-floor) or the roof - and no exterior alterations shall be made without OWNER'S prior written approval, which approval OWNER will not unreasonably withhold or delay. (OWNER agrees to the installation of exterior signs as authorized in Paragraph 18.)

            All alterations shall be at TENANT'S expense and shall be in quality at least equal to the present construction. TENANT shall not permit any mechanics' liens, or similar liens, to be placed on the Premises for labor and material furnished to TENANT or claimed to have been furnished to TENANT in connection with work of any character performed or claimed to have been performed at the direction of TENANT and shall cause any such lien to be released of record within a reasonable time and without cost to OWNER.

            Any alterations or improvements made by TENANT, which are, or become a fixture, shall - unless OWNER agrees in writing to the contrary - become the property of OWNER at the termination of occupancy, unless TENANT is notified by OWNER prior to the termination of this Lease to remove said alterations or improvements.

      13. Hazardous Materials. OWNER and TENANT have this day signed a Hazardous Materials Remediation and Indemnity Agreement ("Remediation Agreement"). A copy of the Remediation Agreement is attached hereto as Appendix C. The Remediation Agreement is, by reference, made part of this Lease as fully as though all of its provisions appeared in this Lease. With reference to matters covered by the Remediation Agreement, to the extent any provision of the Remediation Agreement is contrary to any provision of this Lease, the Remediation Agreement shall control. TENANT shall have the right (in addition to any other remedy that may be available hereunder or at law or in equity) to set off against TENANT'S rental obligations hereunder, any losses or other sums for which it is entitled to indemnification pursuant to this Agreement.

      14. Use. TENANT (and all sub-lessees) shall use the Premises only for the manufacture and distribution of locks, keys and related goods and related office use. No activity shall be conducted in the Premises or use made thereof which will be unlawful, improper, noisy or offensive, Or contrary to any law or any municipal ordinance or by-law in force in the City of Leominster.

            TENANT shall not permit any use of the Premises which will make voidable any insurance on the Premises, or on the contents of the Premises, or which shall be contrary to any law or regulation from time to time established by the New England Fire Insurance Rating Association or any similar body succeeding to its powers.

      15. Snow Removal. TENANT shall, with reasonable promptness, remove snow and ice from the entrances, walkways, driveways and parking areas and keep the same free of snow and ice.


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      16. Trash Removal. TENANT shall remove all its trash and solid waste.
TENANT may locate a commercial-type trash container at a suitable place on the Premises. TENANT shall keep the doorways, walkways, driveways, parking areas and grounds free and clear of trash and debris.

      17. Landscaping and Maintenance of Grounds. TENANT shall maintain and keep in good condition the parking lots and landscaping located on the Premises. TENANT shall keep the same reasonably clean and tidy.

      18. Signs. TENANT may, at its expense, install such signs as TENANT desires on and about the Premises, subject to the limitation that permanent exterior signs must be installed by a commercial sign company in accordance with good construction practices.

      19. Liens. TENANT will promptly remove and discharge any charge, lien, padlocking, security interest or encumbrance upon the Premises or any Fixed Base Rent, additional rental obligations or other sum payable hereunder which arises for any reason, including all liens which arise out of the TENANT'S use or occupancy of the Premises or by reason of labor or materials furnished or claimed to have been furnished to TENANT, or by reason of taxes owed by TENANT, or imposed by Chapter 21E of the Massachusetts General Laws or 42 United States Code, Sections 9601 et. seq. (except as provided otherwise in the Remediation Agreement) but not including any mortgage, charge, lien, padlocking, security interest or encumbrance created by - or attributable to OWNER. The obligations of this Paragraph shall survive termination of this Lease for two years (except as provided otherwise in the Remediation Agreement).

      20. Indemnification. In case of any claim against OWNER by any third party or any liability on the part of OWNER to any third party, TENANT shall pay, and shall protect, indemnify and save harmless OWNER from and against, all liabilities, losses, damages, costs, expenses (including reasonable Attorneys' fees and expenses), causes of action, suits, claims, demands or judgments of any nature arising from:

            (a) injury to or death of any person, or damage to or loss of property, on the Premises, or immediately adjacent to the Premises, caused by the use, or occupancy of the Premises, or caused by a condition of the Premises that TENANT is obligated to maintain in good condition by Paragraph 11(a) of this Lease;

            (b) any failure on the part of TENANT to perform or comply with any of the terms of this Lease; or

            (c) any act of negligence of TENANT or any person for whose conduct TENANT is legally responsible.

            The obligations of this Paragraph shall survive termination of this Lease for two years.


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

            In case of any claim against TENANT by any third party or any liability on the part of TENANT to any third party, OWNER shall pay, and shall protect, indemnify and save harmless TENANT from and against, all liabilities, losses, damages, costs, expenses (including reasonable Attorneys, fees and expenses), causes of action, suits, claims, demands or judgments of any nature arising from:

            (d) injury to or death of any person, or damage to or loss of property, on the Premises, or immediately adjacent to the Premises, caused by a condition of the Premises that OWNER is obligated to maintain and repair by Paragraphs 11(b) and 11(c) of this Lease;

            (e) any failure on the part of OWNER to perform or comply with any of the terms of this Lease; or

            (f) any act of negligence of OWNER or any person for whose conduct OWNER is legally responsible.

            The obligations of this Paragraph shall survive termination of this Lease for two years.

      21. Condemnation and Casualty.

            (a) TENANT shall promptly notify OWNER and OWNER shall promptly notify TENANT:

                  (i) if the Premises are damaged or destroyed by fire or other casualty;

or

                  (ii) if the use, occupancy or title of the Premises or any part thereof is or may be taken, requisitioned or sold in, by or on account of any actual or threatened eminent domain proceeding, other action by any person having the power of eminent domain or any claim of or eviction by paramount title.

                  OWNER shall have the right to require TENANT to reasonably assist OWNER in any proceeding or action (but at no cost to TENANT) to collect any award, compensation or insurance payment to which OWNER may become entitled by reason of OWNER'S interest in the Premises, and to assist OWNER to negotiate, prosecute and adjust any claim for any award, compensation or insurance payment on account of any such damage, destruction, taking, requisition, sale, or claim of or eviction by paramount title. Both OWNER and TENANT shall be entitled and do not forfeit their respective rights to participate in any such proceedings, action, negotiation, prosecution or adjustment by the exercise of the rights set forth in the preceding sentences. TENANT may make its own claim for trade fixtures, lease hold improvements and moving expenses.

            (b) If an occurrence of the character referred to in Paragraph 21(a) hereof shall:

                  (i) be such that the Premises cannot be substantially restored by OWNER within ninety (90) days after notice of such damage, destruction or condemnation, or if such damage, destruction or condemnation occurred during the last three (3) months of the Primary Term and TENANT has not given notice of TENANT'S election to extend this Lease for the Extended Term, or such damage, destruction or condemnation occurred during the last three (3) months of the Extended Term,

                        TENANT shall have the option within thirty (30) days aft the occurrence of an occurrence of the character referred in Paragraph 21(a), to deliver to OWNER notice of TENANT'S intention to terminate this Lease on a day specified by TENANT (the Termination Date) which day shall be within thirty (30) days after delivery of such notice.

                  (ii) be such that the cost of substantially restoring the Premise shall exceed twenty-five (25%) percent of the value of the Premises before such damage, destruction or condemnation, or if such damage, destruction or condemnation occurred during the last three (3) months of the Primary Term and TENANT has not given notice of TENANT'S election to extend this Lease for the Extended Term, or such damage, destruction or condemnation occurred during the last three (3) months of the Extended Term,

                        OWNER shall have the option within thirty (30) days after the occurrence of an occurrence of the character described in Paragraph 21(a), to deliver to TENANT notice of OWNER'S intention to terminate this Lease on a day to be specified by TENANT (the Termination Date) which day shall be within thirty (30) days after delivery of such notice, and if TENANT fails to specify the Termination Date, the Termination Date shall be the thirtieth (30th) day after delivery of such notice to TENANT.

            (c) if, after an occurrence of the character referred to in Paragraph 21(a), this Lease is not terminated under Paragraph 21(b), then this Lease shall continue in full force and effect, and OWNER shall commence the restoration or repair of the Premises and shall substantially complete such restoration or repair with reasonable diligence, provided, however, OWNER shall not be obligated to commence any restoration or repair work costing in total in excess of $100,000.00 until after either:


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

                  (i) OWNER shall have collected an award, compensation or insurance payment on account of such occurrence which equals or exceeds that sum of money which is $100,000.00 less than the total cost of such restoration or repair work, or

                  (ii) the holder of any mortgage on the Premises has collected an award, compensation or insurance payment on account of such occurrence which equals or exceeds that sum of money which is $100,000.00 less than the total cost of such restoration or replacement work and such mortgagee has made the amount so collected available to OWNER for such restoration or replacement work.

                  Should OWNER fail to commence the restoration or repair of the Premises within thirty (30) days after an occurrence of the character referred to in Paragraph 21(a), or should OWNER fail to substantially complete such restoration or repair work with reasonable diligence, TENANT shall have the option while the restoration or repair work remains substantially not completed, to (A) do the work at OWNER'S expense, with the right to off set against future rent payments the cost of such work paid by TENANT, or (B) cancel this Lease.

            (d) If an occurrence of the character referred to in Paragraph 21(a) deprives TENANT of full use of the Premises, whether or not insured against, and the occurrence was not caused by TENANT, its agents or employees, TENANT'S obligation to pay Fixed Base Rent (Paragraph 41), additional rental obligations (Paragraph 6) and, real estate taxes and other payments (Paragraph 8) shall be reduced month by month while the effects of such damage, destruction or condemnation continue by the fractional reduction in rental value of the Premises during each such month attributable to such damage, destruction or condemnation.

            (e) In the event this Lease is terminated by either OWNER or TENANT under the provisions of Paragraphs 21(b) or 21(c), the term of this Lease and the estate hereby granted shall expire as of the Termination Date as fully and completely and with the same effect as if such date were the date herein fixed for the expiration of the term of this Lease, except with respect to obligations and liabilities of TENANT hereunder, actual or contingent, which have arisen on or prior to the Termination Date. TENANT'S obligation to pay Fixed Base Rent, additional rental obligations and other sums payable under this Lease shall be pro-rated as of the Termination Date.

      22. Insurance.

            (a) TENANT will maintain or cause to be maintained, insurance on the Premises of the following character:

                  (i) Insurance against loss by fire, lightening and other risks from time to time included under "extended coverage" policies, in amounts not less than the actual replacement value of the Improvements, exclusive of foundations, excavations, landscaping, paving and similar non-insurable improvements, insuring as a named insured OWNER and every holder of a Mortgage on the Premises to the extent of its interest. So long as no event of default shall have occurred and be continuing, said policies may include deductibles not to exceed $5,000.00 for any single loss. TENANT shall reimburse OWNER for any loss sustained by OWNER because of a deductible.

                  (ii) General public liability insurance insuring OWNER and TENANT against claims for bodily injury, death or property damage occurring on, in or about the Premises and adjoining parking lots and walkways, in the minimum amounts of $1,000,000.00 for bodily injury or death to any one person, $1,000,000.00 for any one accident, and $500,000.00 for property damage.

                  (iii) Workman's compensation insurance to the extent required by the law of The Commonwealth of Massachusetts.

                  Such insurance shall be written by companies of nationally recognized financial standing, having an A.M. Best rating of A or better and in a financial category of 10 or better, legally qualified to issue such insurance.

            (b) Every such policy (other than any general public liability or workman's compensation policy) shall bear a mortgagee endorsement in favor of any Mortgagee holding a mortgage on the Premises, and any loss under such policy shall be payable to the Mortgagee to the extent of its interest. Every policy referred to Paragraph 22(a) hereof shall provide that it will not be cancelled except after thirty (30) days' written notice to OWNER and, if applicable, the Mortgagee and that it shall not be invalidated by any act or negligence of OWNER or TENANT, nor by occupancy of the Premises for purposes more hazardous than permitted by such policy, nor by any foreclosure or other proceedings relating to the Premises, nor by change in title to the Premises.

            (c) TENANT hereby waives to the extent permitted by its insurance policies, and shall attempt to cause its insurance carriers to waive in writing, all causes and rights of recovery against OWNER, OWNER'S agents, officers and employees for any loss occurring to property placed on the Premises by TENANT, regardless of cause or origin, including OWNER'S negligence, and the negligence of his agents, officers and employees.

            (d) TENANT shall deliver to OWNER original or duplicate policies or certificates of insurers, evidencing the existence of all insurance which is required to be maintained by TENANT hereunder, such delivery to be made:

                  (i) prior to the commencement date of this Lease; and

                  (ii) within thirty (30) days prior to the expiration of any such insurance.

                  Any insurance required hereunder may be provided under blanket policies which comply with the provisions hereof and specify the coverage and amount thereof with respect to the Premises.

      23. Assignment and Subletting. Subject to OWNER'S prior written approval which shall not be unreasonably withheld or delayed, TENANT may sublet all or any part of the Premises or assign its interests hereunder, provided that each sub-lease shall expressly be made subject to the provisions hereof. No such assignment or sub-lease shall modify or limit any right or power of OWNER hereunder or affect or reduce any obligation of TENANT hereunder, and all such obligations shall continue in full effect as obligations of a principal and not of a guarantor or surety, as though no assignment or subletting had been made. Neither this Lease nor the term hereby demised shall be mortgaged by TENANT, nor shall TENANT mortgage or pledge its interest in any sub-lease of the Premises or the rentals payable thereunder. Any such mortgage or pledge, and any sub-lease or assignment made otherwise than as permitted by this Paragraph 23 shall be void.

      24. Estoppel Certificates. TENANT will, from time to time, upon twenty
(20) days' prior request by OWNER, execute, acknowledge and deliver to OWNER a certificate of TENANT stating that this Lease is unmodified and in full effect (or, if there have been modifications, that this Lease is in full effect as modified, and setting forth such modifications) and the dates to which Fixed Base Rent, additional rental obligations and other sums payable hereunder have been paid, and either stating that to the knowledge of the signer of such certificate no default exists hereunder or specifying each such default of which the signer has knowledge. Any such certificate may be relied upon by any prospective mortgagee or purchaser of the Premises.

      25. Subordination of Lease to Mortgage.

            (a) This Lease shall be subordinated to any mortgage hereafter granted on the property of which the Premises are a part, or the Premises or any part of the Premises as though the mortgage had been executed, delivered and recorded prior to the execution and delivery of this Lease if, and only if, the mortgagee executes and delivers to TENANT as reasonable agreement that in the event of an entry by the mortgagee to foreclose the mortgage, or in the event of a foreclosure of the mortgage by entry or by sale, the mortgagee, and any person claiming through or under the mortgagee, including a purchaser at a foreclosure sale, (a) shall not disturb TENANT'S possession under this Lease so long as TENANT substantially complies with the terms of this Lease, and (b) will permit TENANT to remove property as provided in Paragraph 30. "Mortgage" as used herein includes any modification, consolidation, extension, renewal, replacement or substitution of any existing or subsequent mortgage on the Premises. The provisions of this Paragraph 25(a) are self-operative. No instrument of subordination shall be necessary to effectuate the subordination. TENANT agrees, however, to execute and deliver any appropriate instrument OWNER requests to confirm the subordination of this Lease to any such mortgage.

            (b) The Premises are currently subject to the mortgage Massachusetts Colony Corporation granted to Leominster Savings Bank on 3 November 1976, recorded in the Worcester Northern District Registry of Deeds (in Fitchburg, Massachusetts) in Book 1169, Page 557. The Premises are not subject to any other mortgage. OWNER shall timely pay all its obligations under the loan secured by said mortgage and under said mortgage as they become due. Should OWNER fail to do so, TENANT may pay such obligations that are past due and set off the amount TENANT pays against TENANT'S rental obligations hereunder. OWNER represents that as of 1 June 1993 the balance due on the loan secured by said mortgage was approximately $147,346.24. OWNER shall use reasonable due diligence to obtain a Non-Disturbance Agreement from the present holder of such mortgage with reference to TENANT'S right to occupy under this Lease.

            (c) Notwithstanding anything herein to the contrary, TENANT agrees at the written request of any party purchasing the Premises at a foreclosure sale to accept such party as OWNER under this Lease and to observe the obligations imposed on TENANT by this Lease, provided that such party recognizes the rights of TENANT under this Lease and agrees to observe OWNER'S obligations under this Lease, in which event this Lease shall remain in full force and effect. TENANT agrees to execute and deliver any appropriate instruments necessary to reasonably carry out the agreements contained in this Paragraph.

      26. Conditional Limitations; Default Provision.

            (a) Any of the following occurrences or acts shall constitute an event of default under this Lease:

                  (i) if TENANT shall:

                        (1) fail to pay any Fixed Base Rent, additional rental obligations referred to in Paragraph 6 hereof or other sum required to be paid by TENANT hereunder and such failure shall continue for ten (10) days after notice to TENANT of such failure; or

                        (2) fail to observe or perform any other provision hereof and such failure shall continue for thirty (30) days after notice to TENANT of such failure (provided, that, in the case of any such default which cannot be cured by the payment of money and cannot with diligence be cured within such thirty (30) day period, if TENANT shall commence promptly to cure the same and thereafter prosecute the curing thereof with diligence, the time within which such default may be cured shall be extended for such period as is necessary to complete the curing thereof with diligence); or

                  (ii) if TENANT shall file a petition commencing a voluntary case under any federal bankruptcy or similar law, federal or state, or for reorganization or an arrangement pursuant to any bankruptcy law, insolvency or any similar law, federal or state, or shall be adjudicated a debtor or bankrupt under any bankruptcy, insolvency or any similar law, federal or state, or become insolvent, or shall make an assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts generally as they become due, or if a petition commencing an involuntary case against TENANT or answer proposing the adjudication of TENANT as a debtor or bankrupt or its reorganization pursuant to any federal or state bankruptcy law or any similar law shall be filed in any court and TENANT shall consent to or acquiesce in the filing thereof or such petition or answer shall not be dismissed, discharged or denied within ninety (90) days after the filing thereof; or

                  (iii) if a custodian, receiver , trustee, United States Trustee or liquidator of TENANT or of all or substantially all of the assets of TENANT or of the Premises or TENANT'S estate therein shaft be appointed in any proceeding brought by TENANT, or if any such custodian, receiver, trustee, United States Trustee or liquidator shall be appointed in any proceeding brought against TENANT and shall not be discharged within ninety (90) days after such appointment, or if TENANT shall consent to or acquiesce in such appointment in writing; or

                  (iv) if the Premises shall have been left unoccupied and, wholly unattended for a period of thirty (30) consecutive days.

            (b) If an event of default shall have happened and be continuing, OWNER shall have the right to give TENANT notice of OWNER'S intention to terminate the term of this Lease on a date not less than ten (10) days after the date of such notice. Upon the giving of such notice, the term of this Lease and the estate hereby granted shall expire and terminate on such date as fully and completely and with the same effect as if such date were the date herein fixed for the expiration of the term of this Lease, and all rights of TENANT hereunder shall expire and terminate, but TENANT shall remain liable as hereinafter provided.

            (c) If an event of default shall have happened and be continuing, OWNER shall have the immediate right, whether or not the term of this Lease shall have been terminated pursuant to Paragraph 26(b) hereof, to re-enter and repossess the Premises by summary proceedings, ejectment or in any other manner permitted by law and the right to remove all persons and property therefrom. OWNER shall be under no liability by reason of any such re-entry, repossession or removal, except for gross negligence or willful misconduct. No such re-entry or repossession of the Premises shall be construed as an election by OWNER to terminate the term of this Lease unless a notice of such intention is given to TENANT pursuant to Paragraph 26(b) hereof, or unless such termination is decreed by a court of competent jurisdiction.

            (d) After the re-entry or repossession of the Premises pursuant to Paragraph 26(c) hereof, whether or not the term of this Lease shall have been terminated pursuant to Paragraph 26(b) hereof, OWNER shall make best effort to relet the Premises for the account of TENANT in the name of TENANT or OWNER or otherwise, with notice to TENANT, for such commercially reasonable term or terms and on such conditions and for such uses as OWNER, in its reasonable discretion, may determine. OWNER may collect and receive any rents payable by reason of such reletting. OWNER shall not be liable for any failure to relet the Premises (after making best efforts to relet) or for any failure to collect (after making best efforts to collect) any rent due upon any such reletting.

            (e) No expiration or termination of the term of this Lease pursuant to Paragraph 26(b) hereof, by operation of law or otherwise, and no re-entry or repossession of the Premises pursuant to Paragraph 26(c) hereof or otherwise, and no reletting of the Premises pursuant to Paragraph 26(d) hereof or otherwise, shall relieve TENANT of its liabilities and obligations hereunder, all of which shall survive such expiration, termination, re-entry, repossession or reletting.

            (f) In the event of any expiration or termination of the term of this Lease or re-entry or repossession of the Premises by reason of the occurrence of any event of default, TENANT will pay to OWNER all Fixed Base Rent, additional rental obligations and other sums required to be paid by TENANT to and including the date of such expiration, termination, re-entry or repossession, including any reasonable Attorneys' fees and expenses incurred in connection with such expiration, termination, re-entry or repossession; and, thereafter, TENANT shall, until the end of what would have been the term of this Lease in the absence of such expiration, terminations, re-entry, or repossession, and whether or not the Premises shall have been relet, be liable to OWNER for, and shall pay to OWNER, as liquidated and agreed current damages:

                  (i) all Fixed Base Rent, additional rental obligations and other sums which would be payable under this Lease by TENANT in the absence of such expiration, termination, re-entry, or repossession, including any reasonable Attorneys' fees and expenses incurred in connection with such expiration, termination, re-entry, or repossession, less;

                  (ii) the net proceeds, if any, of any reletting effected for the account of TENANT pursuant to Paragraph 28(d) hereof, after deducting from such proceeds all OWNER'S reasonable expenses in connection with such reletting (including all reasonable repossession costs, brokerage commissions, reasonable Attorneys' fees and expenses, reasonable employees' expenses, reasonable alteration costs and reasonable expenses of preparation for such reletting).

            TENANT will pay such current damages on the days on which Fixed Base Rent would be payable under this Lease in the absence of such expiration, termination, re-entry, or repossession, and OWNER shall be entitled to recover the same from TENANT on each such day.

      27. Additional Rights of OWNER.

            (a) No right or remedy hereunder shall be exclusive of any other right or remedy, but shall be cumulative and in addition to any other right or remedy hereunder or now or hereafter existing under law or in equity. Failure to insist upon the strict performance of any provision hereof or to exercise any option, right, power or remedy contained herein shall not constitute a waiver or relinquishment thereof for the future. Receipt by OWNER of any Fixed Base Rent, additional rental obligations or other sums payable hereunder with knowledge of the breach of any provision hereof shall not constitute a waiver of such breach, and no waiver by OWNER of any provision hereof shall be deemed to have been made unless made in writing. OWNER shall be entitled to injunctive relief in case of the violation, or threatened violation, of any of the provisions hereof, or to a decree compelling performance of any of the provisions hereof, or to any other remedy allowed to OWNER by law.

            (b) If TENANT shall be in default in the performance of any of its obligations hereunder, beyond the term of all applicable notice and cure periods, TENANT shall pay to OWNER, on demand, all expenses reasonably incurred by OWNER as a result thereof, including reasonable Attorneys' fees and expenses. If TENANT is obligated under Paragraph 20 to defend OWNER in any litigation commenced against OWNER, and TENANT, at its expense, shall fail to provide OWNER with counsel reasonably approved by OWNER, TENANT shall pay all costs and reasonable Attorneys' fees and expenses reasonably incurred by OWNER in connection with such litigation.

            (c) If OWNER shall be in default in the performance of any of its obligations hereunder, OWNER shall pay to TENANT, an demand, all expenses reasonably incurred by TENANT as a result thereof, including reasonable Attorneys' fees and expenses. If OWNER is obligated under Paragraph 20 to defend TENANT in any litigation commenced against TENANT, and OWNER, at its expense, shall fail to provide TENANT with counsel approved by TENANT, OWNER shall pay all costs and reasonable Attorneys' fees and expenses incurred by TENANT in connection with such litigation.

      28. Notices, Demands and other Instruments. All notices, demands, designations, certificates, requests, offers, consents, approvals and other instruments given pursuant to this Lease shall be in writing and shall be validly given when mailed by prepaid registered or certified mail:

            (a) if to OWNER, addressed to OWNER at its address set forth above, with copy to Elisha W. Erb, Esquire, Erb and Erb, 444 Main Street, P.O. Box 7615, Fitchburg, MA 01420-9615; and

            (b) if to TENANT, addressed to TENANT at its address set forth above, with copy to Alan Siegal, Esquire, Baker & McKenzie, 805 Third Avenue, New York, New York 10022.

            OWNER and TENANT each may from time to time specify any address in the United States as their address for purposes of this Lease by giving fifteen
(15) days' notice to the other party.

      29. Inspection; Showing Premises. Upon reasonable notice, OWNER may inspect the Premises from time to time during normal business hours for compliance with the terms of this Lease. Upon reasonable prior notice, OWNER may exhibit the Premises to prospective mortgagees and purchasers during normal business hours. During the two months preceding termination of this Lease OWNER may (a) upon reasonable prior notice exhibit the Premises to prospective tenants and others and (b) place "For Rent" and "For Sale" notices on the Premises. Upon the expiration or termination of the term of this Lease

      30. Surrender. Upon the expiration or termination of the term of this lease or holdover period, TENANT shall surrender the Premises to OWNER in the condition in which the Premises were originally received from OWNER except as repaired, rebuilt, restored, altered or added to as permitted or required hereby, and except for ordinary wear and tear. TENANT shall remove from the Premises on or prior to such expiration or termination all property situated thereon which is not owned by OWNER, unless such property is or has become a fixture. TENANT shall not remove any fixture installed by TENANT unless directed to do so by OWNER, in which event TENANT shall remove the fixture and repair any damage caused by such removal. Any property not removed shall become the property of OWNER; provided, however, if OWNER does not want such property, OWNER may ask TENANT to remove such property from the Premises and if TENANT does not promptly remove such property from the Premises, OWNER may cause such property to be removed from the Premises at TENANT'S reasonable expense and discarded as trash. OWNER may, after giving TENANT seven (7) days' notice, cause such property to be removed from the Premises.

      31. Right of First Refusal. If at any time during the Primary Term or the Extended Term of the Lease OWNER receives a bona fide offer to purchase the Premises other than a bid or offer to purchase the Premises at a sale incidental to the exercise of any remedy provided for in a mortgage held by a commercial lending institution, which OWNER desires to accept, OWNER will, prior to accepting the same, give TENANT the right to purchase the Premises upon the same terms and conditions contained in such offer. If TENANT elects to exercise its right, TENANT shall (a) give OWNER notice of TENANT'S election within thirty
(30) days of receiving written notice of the full terms of the proposed sale and OWNER'S intention to sell, and (b) pay OWNER a deposit of $100,000.00 to be applied to the purchase price or retained by OWNER as provided in Paragraph 33. The $100,000.00 shall be deposited in an interest bearing account in a financial institution insured by the Federal Deposit Insurance Corporation. Interest earned on the account shall be paid to TENANT. TENANT must complete the purchase within one hundred twenty (120) days of receiving written notice of the full terms of sale and OWNER'S intention to sell. If TENANT fails to exercise its right to purchase, OWNER may proceed to sell the Premises in accordance with the terms of the offer. If such sale is not made, TENANT'S right to purchase shall be reinstated as aforesaid. The rights granted TENANT under this paragraph are coupled with an interest in the Premises. Except only that a conveyance or transfer pursuant to this paragraph shall forever terminate TENANT'S rights under this paragraph, any conveyance or transfer pursuant to this paragraph shall be expressly subject to this Lease.

      32. Option to Purchase. If no event of default shall have occurred and be continuing, TENANT shall have the option to purchase the Premises for its fair market value (the Purchase Price), such amount to be determined as hereinafter specified, the option to be exercised in the manner hereinafter specified. To exercise the option, TENANT must deliver to OWNER written notice that TENANT has elected to exercise its option under this Paragraph to purchase the Premises. The notice must specify a date selected by TENANT on which the purchase is to be consummated (the Purchase Date). The Purchase Date must be prior to the termination of this Lease and at least sixty (60) days after - and not more one one hundred twenty (120) days after the day the notice is delivered to OWNER. The notice must be accompanied by a cash deposit of $100,000.00, to be applied to the purchase price or retained by OWNER as provided in Paragraph 33. The $100,000.00 shall be deposited in an interest bearing account in a financial institution insured by the Federal Deposit Insurance Corporation. Interest earned on the account shall be paid to TENANT. If OWNER and TENANT are unable to agree upon the fair market value of the premises within twenty (20) days of when TENANT gave written notice to OWNER of TENANT'S desire to purchase the Premises, the fair market value of the Premises shall be determined as follows:

            OWNER and TENANT shall each, within ten (10) days of the expiration of said twenty (20) days, name an arbitrator by written notice to the other. If the two (2) arbitrators agree on the fair market value of the Premises within twenty (20) days after their appointment, the agreed amount shall be the fair market value of such property for purposes of this option. If the two (2) arbitrators do not reach an agreement on the fair market value of the Premises within twenty (20) days of their appointment, they shall each set forth in writing his opinion (without explanation) of the Premises' fair market value and deliver his written opinion of value to the other, and they shall jointly name a third arbitrator. It shall be the duty of the third arbitrator to select that one of said written opinions of value that is closest to the third arbitrator's opinion of the Premises' fair market value. The written opinion of value so selected shall be the fair market value of the Premises for purposes of this option. If an arbitrator is not named by OWNER within the applicable ten (10) day period, or such arbitrator fails to perform his duties hereunder, the single arbitrator named by TENANT shall determine such fair market value. OWNER and TENANT shall each pay all expenses of the arbitrator it named, and they shall both pay one-half (1/2) of the expenses of the third arbitrator.

      33. Procedure Upon Purchase. If TENANT shall purchase the Premises pursuant to this Lease, OWNER shall convey good record and marketable fee simple title to TENANT or its designee subject only to this Lease and the matters reported in Schedule A, and TENANT or its designee shall accept such title, subject however, to provisions of local building and zoning laws, lien for such taxes for the current municipal fiscal year which are not due and payable on the Purchase Date, lien for any municipal betterments assessed after the date of this Lease; easements, rights of way and restrictions of record now existing or hereafter created which do not unreasonably interfere with TENANT'S use of the Premises, but free of the lien of any mortgage granted by OWNER and free of charges, liens, and security interests resulting from acts of

OWNER. OWNER represents and warrants its title in the premises on the date this Lease is signed (except as to current real estate taxes) is as set forth in Schedule A.

            Upon the Purchase Date, or such other date as the parties may by agreement fix for the purchase of the Premises hereunder, TENANT shall pay OWNER the Purchase Price therefor specified herein together with all Fixed Base Rent, additional rental obligations and other sums then due and payable hereunder to and including such date of purchase, less the $100,000.00 deposit paid by TENANT, and OWNER shall deliver to TENANT or TENANT'S designee a quitclaim deed (as defined in Massachusetts General Laws Chapter 183, Section 11) to the Premises, in recordable form, and any other instruments necessary to assign any other property then required to be assigned by OWNER pursuant hereto. TENANT shall pay all charges incident to such conveyance and assignment, including escrow fees, recording fees, and title Insurance premiums (but not document tax stamps for the deed and not Attorney's fees incurred by OWNER) which may be Imposed by reason of such conveyance and assignment and the delivery of said deed and other instruments. Upon the completion of such purchase, but not prior thereto (whether or not any delay or failure in the completion of such purchase shall be the fault of OWNER), this Lease shall terminate, except with respect to obligations and liabilities of TENANT hereunder, actual or contingent, which have arisen on or prior to such date of purchase.

            If TENANT shall have given notice, pursuant to Paragraph 31 or 32 of TENANT'S intention to purchase the Premises, and should OWNER be ready, willing and able to consummate the purchase of the Premises by TENANT on the date fixed for the purchase, and should TENANT fail to consummate the purchase on such date, except as provided in the following sentence, OWNER shall retain the $100,000.00 deposit as liquidated damages and thereafter neither party shall have any rights against the other on account of such intended purchase. If TENANT fails to purchase the Premises because TENANT, or its designee, was not able, after using due diligence and reasonable effort, to borrow seventy (70%) percent of the purchase price from a commercial money lending institution on a loan to be secured by a first mortgage of the Premises and terms then currently available for similar loans, OWNER shall return the $100,000.00 deposit to TENANT, and, thereafter, neither party shall have any rights against the other on account of such intended purchase and this Lease shall continue.

            If TENANT shall have given notice, pursuant to Paragraphs 31 or 32 of TENANT'S intention to purchase the Premises, and should OWNER fall to consummate the purchase on the date fixed for the purchase, TENANT's obligation to pay ongoing rent shall terminate on the dated fixed for the purchase, TENANT may bring an action seeking specific performance of OWNER'S obligation to sell the Premises to TENANT, or damages, or both and OWNER shall reimburse TENANT for all reasonable costs incurred by TENANT, including reasonable Attorney's fees, in connection with such action.

      34. Owner's Consent to Lender's Interest in Tenant's Assets. OWNER will, if TENANT is not in default hereunder, from time to time, upon twenty (20) days' prior request by TENANT, beyond any applicable notice and grace periods hereunder, execute, acknowledge and deliver to TENANT a LANDLORD'S WAIVER AND CONSENT substantially identical to the Specimen Landlord's Waiver and Consent in Schedule B.

      35. Separability; Binding Effect; Miscellany. Each provision hereof shall be separate and independent and the breach of any such provision by OWNER shall not discharge or relieve TENANT from its obligations to perform each and every covenant to, be performed by TENANT hereunder. If any provision hereof or the application thereof to any person or circumstance or at any time shallot any extent be invalid or unenforceable, the remaining provisions hereof, or the application of such provision to persons or circumstances or at times other than those as to which it is invalid or unenforceable shall not be affected thereby, and each provision hereof shall be valid and shall be enforced to the extent permitted by law. All provisions contained in this Lease shall be binding upon, inure to the benefit of and be enforceable by, the respective successors and assigns of OWNER and TENANT to the same extent as if each successor and assign were named as a party hereto. If OWNER is a representative or fiduciary, only the assets of the estate represented shall be bound, and neither the OWNER, nor any shareholder nor any beneficiary of any trust, shall be personally liable for any obligation expressed or implied hereunder. This Lease shall be governed by the law of The Commonwealth of Massachusetts. This Lease may not be changed, modified or discharged except by a writing signed by OWNER and TENANT. This Lease may be executed in any number of counterparts, each of which shall be an original, and such counterparts shall together constitute but one and the same Lease. The headings of the various paragraphs herein have been inserted - and the Summary preceding this Lease has been included - for reference only and shall not to any extent have the effect of modifying or amending the express terms and provisions hereof.

      IN WITNESS WHEREOF, OWNER and TENANT have each caused this Lease to be duly executed and delivered to take effect as a sealed instrument on 1 June 1993, regardless of the date in fact signed.

                                          MASSACHUSETTS COLONY CORPORATION

                                          By: /s/ Ronald R. Strachan
                                              ----------------------
                                              Ronald R. Strachan, President

                                          ESP LOCK PRODUCTS, INC.

                                          By: /s/ Peter B. Orthwein
                                              ---------------------
                                              Peter B. Orthwein, President


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

                                   SCHEDULE A

               Attached to and forming a part of the Lease between
                    MASSACHUSETTS COLONY CORPORATION, Owner,
                                       and
                         ESP LOCK PRODUCTS, INC., Tenant

Property situated in Leominster, Mass., on the westerly side of Harvard Street and the easterly side of White Street, which is shown as Lot 2 on plan entitled "Land in Leominster, Mass. owned by Elmer S. Fitzgerald et ux," dated August 20, 1973, prepared by William R. Bingham & Associates, Registered Engineers and Surveyors, and recorded in Worcester Northern District Registry of Deeds, Plan Book 180, Page 20, and bounded and described as follows:

      Beginning at the northeasterly corner thereof at a point on said westerly side of Harvard Street, which point is 214.06 feet southerly of the point of tangency of said westerly side of Harvard Street with the curve at the southerly corner of the intersection of said Harvard Street and said White Street, and at Lot 1 as shown on said plan;

      THENCE, South 19(degrees) 42' 40" East by said westerly side of Harvard Street, one hundred sixty-six and 79/100 (166.79) feet;

      THENCE, South 37(degrees) 31' 10" East, still by said westerly side of Harvard Street, eight hundred fifty and 45/100 (850.45) feet to land of Elmer S. Fitzgerald;

      THENCE, South 24(degrees) 36' 30" West by said land one hundred seventy-seven and 31/100 (177.31) feet to an iron rod at land now or formerly of New England Power Co.;

      THENCE, North 66(degrees) 01' 40" West, two hundred eighty-six and 92/100 (286.92) feet to an iron rod;

      THENCE, North 67(degrees) 04' 40" West, fifty-six and 66/100 (56.66) feet;

      THENCE, North 74(degrees) 15' 15" West, fifty-one and 20/100 (51.20) feet to an iron rod;

      THENCE, North 67(degrees) 54' 30" West-, one hundred eighty-seven and 98/100 (187.98) feet to a drill hole;

      THENCE, North 69(degrees) 00' West, one hundred sixteen and 52/100 (116.52) feet to an iron rod;

      THENCE, North 67(degrees) 05' 30" West, two hundred seventeen and 23/100 (217.23) feet to the easterly side of White Street, the last six courses all being by New England Power Co. land;

      THENCE, North 16(degrees) 18' East by said easterly side of White Street two hundred forty-eight and 31/100 (248.31) feet;

      THENCE, North 12(degrees) 36' East, still by said easterly side of White Street, two hundred eighty-nine and 01/100 (289.01) feet;

      THENCE, North 19(degrees) 07' 15" East, still by said easterly side of White Street one hundred forty-five and 50/100 (145.50) feet to Lot 1 as shown on the plan above referred to;

      THENCE, South 71(degrees) 07' 35" East by said Lot 1, one hundred seven and 74/100 (107.74) feet;

      THENCE, North 70(degrees) 17' 20" East, still by said Lot 1, seventy-four (74.00) feet to the place of beginning.

      Containing 10.214 acres.

      Being the same premises Elmer S. Fitzgerald conveyed to Massachusetts Colony Corporation by deed dated October 6, 1976, recorded in said Registry of Deeds in Book 1168, Page 163.

      Subject to the Mortgage Massachusetts Colony Corporation granted to Leominster Savings Bank on 3 November 1976, recorded in said Registry of Deeds in Book 1169, Page 557.


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

                                   SCHEDULE B

               Attached to and forming a part of the Lease between
                    MASSACHUSETTS COLONY CORPORATION, Owner,
                                       and
                         ESP LOCK PRODUCTS, INC., Tenant

      Copy of Lessor's Agreement with Shawmut Bank and Churchill Capital Partners to be inserted here.

                                   SCHEDULE C

               Attached to and forming a part of the Lease between
                    MASSACHUSETTS COLONY CORPORATION, Owner,
                                       and
                         ESP LOCK PRODUCTS, INC., Tenant

      Copy of Hazardous Materials, Remediation and Indemnity Agreement to be inserted here.


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